EXHIBIT 99.1


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 905 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 12th day of August, 2002.


/s/ Joseph W. Evans
    -----------------------------
    Joseph W. Evans
    Chief Executive Officer
    (Principal Executive Officer)


/s/ J. Daniel Speight, Jr.
    -----------------------------
    J. Daniel Speight, Jr.
    Chief Financial Officer
    (Principal Financial Officer)